                                                                    EXHIBIT 99.1

                               [LOGO] HOMESTORE

               HOMESTORE ANNOUNCES COMPLETION OF INTERNAL INQUIRY,
                         RESTATES RESULTS FOR YEAR 2000

              Company Elects Early Adoption of New Accounting Rule

WESTLAKE VILLAGE, Calif. - March 12, 2002 - Homestore (Nasdaq: HOMSE) announced today that it has completed the internal accounting inquiry initiated by the Audit Committee of its Board of Directors during the fourth quarter of 2001. As a result, Homestore has filed its audited restated financial results for the year ended December 31, 2000 on Form 10-K/A with the Securities and Exchange Commission.

"These financial statements reflect months of effort to identify, assess and resolve the historical accounting issues discovered through the Audit Committee's internal inquiry," said Mike Long, Homestore's Chief Executive Officer. "While we still have our restated Quarterly Reports on Form 10-Q for 2001 to file later this month, I am pleased that the accounting inquiry is now closed."

The results of the inquiry determined that in the year 2000, certain transactions resulting in the recognition of $36.4 million in revenue, had been improperly recorded as independent cash transactions. The company determined these transactions were reciprocal exchanges that should have been evaluated as barter transactions. It was also determined that there was insufficient support to establish the fair value of these barter exchanges and the related revenue has been reversed. Although the ultimate impact of these adjustments will be to reduce both revenue and expenses, because some of the transactions took place over several accounting periods and because certain payments for goods and services by the company were capitalized when initially recorded, operating results for the year 2000 and future periods are impacted. In addition, the shipment of certain software products, previously recorded as revenue in 2000, did not meet all revenue recognition requirements and, accordingly, $5.0 million of revenue should have been deferred at December 31, 2000. The total reduction in revenue for the year 2000 from the restatement was $41.4 million, which was within the company's originally announced range of approximately $39 million to $45 million.

In addition, the FASB's Emerging Issues Task Force issued in February 2002, EITF 01-9 "Accounting for Consideration Given by a Vendor to a Customer," which requires all companies to report certain consideration given by a vendor to a customer as a reduction in revenue. All companies are required to adopt this new pronouncement no later than the first quarter of 2002 and retroactive adoption is required. The company has elected early adoption, the effect of which, for the year 2000, was to reduce previously reported revenue and expenses by $7.3 million, with no effect on net loss or net loss per share.

As a result of the adjustments described above, reported revenue was reduced from $230.0 million to $181.3 million, the reported net loss increased from $115.2 million to $146.1 million and the reported net loss per share increased from $(1.44) to $(1.83).

Tables summarizing the financial effect of the restatement on the company's year 2000 results are set forth below:

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Page 2

                               Homestore.com, Inc.
                           CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                                                                   Year Ended December 31, 2000
                                                                           As Reported       Adjustments      Restated
                                                                           -----------      -----------       --------
ASSETS
Current assets:
  Cash and cash equivalents                                                  $ 180,985        $ (13,409)    $  167,576
  Short-term investments                                                        75,295                          75,295
  Marketable equity security                                                       247                             247
  Accounts receivable                                                           44,472          (12,444)        32,028
  Current portion of notes receivable                                            5,598             (475)         5,123
  Current portion of prepaid distribution expense                               49,140                          49,140
  Other current assets                                                          23,567           (6,857)        16,710
                                                                           -----------      -----------     ----------
Total current assets                                                           379,304          (33,185)       346,119
  Prepaid distribution expense, net of current portion                         159,226                         159,226
  Property and equipment, net                                                   45,061           (1,578)        43,483
  Intangible assets, net                                                       194,742             (468)       194,274
  Restricted cash                                                               90,000           13,409        103,409
  Other assets                                                                  50,322           (3,483)        46,839
                                                                           -----------      -----------     ----------
Total assets                                                                 $ 918,655        $ (25,305)    $  893,350
                                                                           ===========      ===========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                           $  13,062        $     100     $   13,162
  Accrued liabilities                                                           49,235           (4,173)        45,062
  Deferred revenue                                                              24,194            9,652         33,846
  Current portion of notes payable                                                 411                             411
                                                                           -----------      -----------     ----------
Total current liabilities                                                       86,902            5,579         92,481
Total liabilities
  Distribution obligation                                                      189,848                         189,848
  Deferred revenue                                                               2,896                           2,896
  Other non-current liabilities                                                  4,646                           4,646
                                                                           -----------      -----------     ----------
                                                                               284,292            5,579        289,871
  Commitments and contingencies

Stockholders' equity:
  Common stock                                                                      83                              83
  Additional paid-in capital                                                 1,027,423                       1,027,423
  Treasury stock                                                               (16,556)                        (16,556)
  Notes receivable from stockholders                                            (7,938)                         (7,938)
  Deferred stock-based charges                                                 (97,724)                        (97,724)
  Accumulated other comprehensive income                                           (23)                            (23)
Accumulated deficit                                                           (270,902)         (30,884)      (301,786)
                                                                           -----------      -----------     ----------
Total stockholders' equity                                                     634,363          (30,884)       603,479
                                                                           -----------      -----------     ----------
Total liabilities and stockholders' equity                                   $ 918,655        $ (25,305)    $  893,350
                                                                           ===========      ===========     ==========

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                               Homestore.com, Inc.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)


                                                                                 Year Ended December 31, 2000
                                                                                                           Accounting
                                                                                                           ----------
                                                                          As Reported     Adjustments        Change        Restated
                                                                          -----------     -----------        ------        --------
   Revenue                                                                  $ 229,967        $(41,395)      $(7,250)      $ 181,322
   Cost of revenue                                                             62,239                        (1,017)         61,222
                                                                          -----------     -----------     ---------      ----------
Gross profit                                                                  167,728         (41,395)       (6,233)        120,100
Operating expenses:
   Sales and marketing                                                        175,044          (8,689)       (6,233)        160,122
   Product development                                                         15,554                                        15,554
   General and administrative                                                  60,700          (1,090)                       59,610
   Amortization of intangible assets                                           42,900             (32)                       42,868
   In-process research and development                                          4,048                                         4,048
                                                                          -----------     -----------     ---------      ----------
Total operating expenses                                                      298,246          (9,811)       (6,233)        282,202
                                                                          -----------     -----------     ---------      ----------
Loss from operations                                                         (130,518)        (31,584)                     (162,102)
   Interest income, net                                                        23,031                                        23,031
   Other expense, net                                                          (7,682)            700                        (6,982)
                                                                          -----------     -----------     ---------      ----------

Net loss applicable to common stockholders                                  $(115,169)       $(30,884)                    $(146,053)
                                                                          ===========     ===========     =========      ==========
Basic and diluted net loss per share applicable to
common stockholders                                                         $   (1.44)       $   (.39)                       $(1.83)
                                                                          ===========     ===========     =========      ==========
Shares used to calculate basic and diluted net loss per
share applicable to common stockholders                                        79,758          79,758        79,758          79,758
                                                                          ===========     ===========     =========      ==========

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                               Homestore.com, Inc.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                                Year Ended December 31, 2000
                                                                          As Reported     Adjustments      Restated
                                                                          -----------     -----------      --------
Cash flows from operating activities:
    Net loss                                                                $(115,169)       $(30,884)    $(146,053)
Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization                                              49,064            (442)       48,622
    Accretion of distribution obligation                                        3,909                         3,909
    Provision for doubtful accounts                                             3,468                         3,468
    Stock-based charges                                                        55,655                        55,655
    In-process research and development                                         4,048                         4,048
    Other non-cash items                                                         (165)                         (165)
Changes in operating assets and liabilities, net of acquisitions:
    Accounts receivable                                                       (31,509)         12,444       (19,065)
    Prepaid distribution expense                                              (18,204)                      (18,204)
    Other assets                                                              (23,248)          8,940       (14,308)
    Accounts payable and accrued liabilities                                   22,961          (4,072)       18,889
    Deferred revenue                                                            2,266           9,652        11,918
                                                                          -----------     -----------      --------
Net cash used in operating activities                                         (46,924)         (4,362)      (51,286)
                                                                          -----------     -----------      --------

Cash flows from investing activities:
    Purchases of property and equipment                                       (43,119)          1,987       (41,132)
    Purchases of cost and equity investments                                  (33,927)          1,400       (32,527)
    Purchases of short-term investments                                      (219,862)                     (219,862)
    Maturities of short-term investments                                      146,320                       146,320
    Acquisitions, net of cash acquired                                        (42,537)            500       (42,037)
                                                                          -----------     -----------      --------
Net cash used in investing activities                                        (193,125)          3,887      (189,238)
                                                                          -----------     -----------      --------

Cash flows from financing activities:
    Proceeds from payment of stockholders' notes                                2,532                         2,532
    Proceeds from exercise of stock options, warrants and share
    issuances under employee stock purchase plan                               23,358                        23,358
    Net proceeds from issuance of common and preferred stock                  428,903                       428,903
    Transfer to restricted cash                                               (90,000)        (13,409)     (103,409)
    Repayment of notes payable                                                (38,575)                      (38,575)
    Issuance of notes receivable                                               (6,509)            475        (6,034)
    Subsidiary equity transactions                                             10,943                        10,943
                                                                          -----------     -----------      --------
Net cash provided by financing activities                                     330,652         (12,934)      317,718
                                                                          -----------     -----------      --------

Change in cash and cash equivalents                                            90,603         (13,409)       77,194

Cash and cash equivalents, beginning of period                                 90,382                        90,382
                                                                          -----------     -----------      --------

Cash and cash equivalents, end of period                                     $180,985        $(13,409)     $167,576
                                                                          ===========     ===========      ========

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Page 5


ABOUT HOMESTORE

Homestore (Nasdaq: HOMSE) is the leading supplier of online media and technology to the real estate industry. The company operates the #1 network of home and real estate Web sites including flagship site REALTOR.com(R), the official Web site of the National Association of REALTORS(R); HomeBuilder.com(TM), the official new homes site of the National Association of Home Builders; Homestore.com(TM) Apartments & Rentals; and Homestore.com(TM), a home information resource.

CAUTION REGARDING FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to material risks and uncertainties and investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Actual results may vary materially from those indicated in the forward-looking statements.

The statements relating to the timing of the filing of anticipated restatements of 2001 quarterly financial results are based on the company's current expectations and are subject to uncertainty. The timing of such filings may differ from these expectations.

                                      # # #

Contact:
DeLise Keim
(805) 557-2599
delise.keim@homestore.com
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